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                                                                    EXHIBIT 10.7


                                                  [JURONG TOWN CORPORATION LOGO]



                                Legal Department
                    JTC(LG)3729/13EA VOL 2 PT 1(2649)ICSWITMH



                              SECOND SUPPLEMENTARY
                                    AGREEMENT


                                     Between


                             JURONG TOWN CORPORATION


                                       And


                            UNITED TEST AND ASSEMBLY
                               CENTER (S) PTE LTD





                                  relating to:
                               Private Lot A18796
                         No. 5 Serangoon North Avenue 5
                               Mukim 18 Ang Mo Kio
                                  30 MAR 1999

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                         SECOND SUPPLEMENTARY AGREEMENT

                 PRIVATE LOT A18796 AT SERANGOON NORTH AVENUE 5

     This AGREEMENT is made the 30th day of March 1999 BETWEEN the JURONG TOWN CORPORATION a body corporated under the Jurong Town Corporation Act and having its Head Office at Jurong Town Hall, Jurong Town Hall Road, Singapore 609431 (hereinafter called "THE OWNER") of the one part and UNITED TEST AND ASSEMBLY CENTER (S) PTE LTD (FORMERLY KNOWN AS UNITED TEST CENTER SINGAPORE PTE LTD) a company incorporated in Singapore and having its registered office at


                                 31 Exeter Road
                           #14-01/04 Comcentre I Tower
                                Singapore 239732

(hereinafter called "the Licensee") of the other part.


     WHEREAS:

(A) By a Building Agreement dated the 28TH of FEBRUARY 1995 (hereinafter called "THE PRINCIPAL Agreement") made between the Owner of the one part and MICROPOLIS LIMITED (hereinafter called "THE ORIGINAL LICENSEE") of the other part the Owner granted to the Original Licensee the licence and authority to enter upon all that piece of land known as PRIVATE LOT A16262) (FORMERLY KNOWN AS PRIVATE LOT A14269) more particularly described in the Principal Agreement (hereinafter called "THE PROPERTY") for the purpose and upon the terms and conditions set out herein.

(B) By a letter dated the 19TH day of APRIL 1996 addressed to the solicitors for the Original Licensee and copied to MICROPOLIS (S) LIMITED (FORMERLY KNOWN AS MICROPOLIS (S) PTE LTD) (hereinafter called "the Assignor"), the Owner consented to the assignment of the Original Licensee's rights title and benefit under the Principal Agreement and in the Property by the Original Licensee to the Assignor subject to the terms and conditions therein contained.

(C) By a Deed of Assignment dated the 29TH day of MARCH 1996 made between the original Licensee and the Assignor of the other part, the Original Licensee assigned unto the Assignor original Licensee's rights title interest and benefit under the Principal Agreement and in the Property subject to the terms and conditions therein contained.

(D) By a Supplementary Agreement dated the 9TH day of SEPTEMBER 1997 (hereinafter called "THE FIRST SUPPLEMENTARY AGREEMENT") made between the Owner and the Assignor, the Principal Agreement was varied in the manner stipulated therein.

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(E)  By a letter dated the 13TH day of AUGUST 1998 addressed to the Assignor's solicitor and copied to the Licensee's solicitors, the Owner consented to the assignment of the Assignor's rights title interest and benefit under the Principal Agreement as varied by the First Supplementary Agreement and in the property by the Assignor to the Licensee subject to the terms and condition therein contained.

(F) By a Deed of Assignment dated the 25TH day of SEPTEMBER 1998, the Assignor assigned unto the Licensee the Assignor's rights title interest and benefit in and to the Principal Agreement as varied by the First Supplementary Agreement and the property.

(G) This Agreement is supplemental to the Principal Agreement as varied by the First Supplementary Agreement.

     IT IS HEREBY AGREED to vary the Principal Agreement as varied by the First Supplementary Agreement as follows:

(1)  The name "MICROPOLIS (S) LIMITED (FORMERLY KNOWN AS MICROPOLIS (S) PTE
LTD)" appearing at page 1 of the First Schedule of the Principal Agreement as varied by the First Supplementary Agreement shall be deleted and substituted therefor by the name "UNITED TEST AND ASSEMBLY CENTER (S) PTE LTD".

(2) That part of the reddendum from the words "YIELDING AND PAYING" to "shall be final" appearing at page 2 in the form of Lease at the First Schedule of the Principal Agreement as varied by the First Supplementary Agreement shall be and are hereby deleted and the following substituted therefore:

     "YIELDING AND PAYING therefor from the 25TH DAY OF SEPTEMBER 1998 the yearly rent of DOLLARS ONE MILLION, THREE HUNDRED AND SIX THOUSAND SEVEN HUNDRED AND THIRTY-EIGHT AND CENTS FORTY ONLY ($1,306,738.40CTS) to be paid by equal quarterly instalments on the 1st day of each of the months of January, April, July and October in every year of the said term without any deduction and in advance without demand at the office of the Lessor or at such other office as the Lessor may designate calculated at the rate of $72.88cts per square per annum (hereinafter referred to as "the Initial Rent") of the demised premises having an area of 17,930 square metres which rate shall be subject to revision on the 1ST DAY OF OCTOBER 1999 at the rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed 7.6% of the Initial Rent. The yearly rent so revised on the 1ST DAY OF OCTOBER 1999 shall be subject to revision
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     on the 1ST DAY OF OCTOBER of every year thereafter at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6% of the annual rent for each immediately preceding year. The market rent in this context shall mean the rent per square metre per annum of the demised premises excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned and the decision of the Lessor shall be final."

(3) That sub-clause (xxxvi) of Clause 1 under the heading of Special Covenants and Conditions in the Principal Agreement as varied by the First Supplementary Agreement shall be deleted and the following sub-clause substituted therefor:

     "(xxxvi) Not to use or permit or suffer the demised premises or any part thereof to be used otherwise than for SEMICONDUCTOR ASSEMBLY AND TESTING MANUFACTURING SERVICES ONLY except with the prior consent in writing of the Lessor. In giving its consent, the Lessor may in its absolute discretion require, inter alia, the Lessee to meet the fixed investment criteria and to show due proof thereof within such period of time as the Lessor may stipulate, and in the event of the non-observance thereof, the Lessor shall, without prejudice to any other right or remedy the Lessor may have, be entitled to exercise its rights under Clause 3(c) of ML I/30809F. For the avoidance of any doubt, the words "meet" in this clause and "met" in Clause 1(xi) shall include the maintenance of the fixed investment criteria and if it has not been maintained, then that it be met."

(4) The plan annexed to the Principal Agreement as varied by the First Supplementary Agreement shall be substituted by the plan annexed hereto.

     SAVE as herein varied the Principal Agreement as varied by the First Supplementary Agreement shall remain in full force and effect in all respects.

                                            /s/  [SIGNATURE]
                                            ------------------------------------

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     IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands and/or seals the day and year first above written.


SIGNED on behalf of                     )
                                        )
JURONG TOWN CORPORATION                 )
                                        )    /s/ CHUA TOON WAH
By: CHUA TOON WAH                       )   --------------------
    Deputy Director                     )
    JTC East                            )
    Customer Services Group             )

in the presence of:

                                             /s/ CHEONG SUK-WAI
                                      --------------------------------
                                               CHEONG SUK-WAI


THE COMMON SEAL OF:                     )
                                        )
UNITED TEST AND ASSEMBLY CENTER         )
(S) PTE LTD                             )               [SEAL]
                                        )
was hereunto affixed in                 )
                                        )
the presence of:-                       )




      SIGNATURE: /s/ INDERJIT SINGH
                ----------------------------------
      NAME IN FULL: INDERJIT SINGH
      DESIGNATION:  PRESIDENT


      SIGNATURE: /s/ KHOR YOKE KEAN
                ----------------------------------
      NAME IN FULL: KHOR YOKE KEAN
      DESIGNATION:  SECRETARY